                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

  [_] Preliminary Proxy Statement                              [_] Confidential, for Use of the Commission Only (as
                                                                   permitted by Rule 14a-6(e)(2))
  [_] Definitive Proxy Statement

  [X] Definitive Additional Materials

  [_] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                       Frank Russell Investment Company
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

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  (2)  Aggregate number of securities to which transaction applies:

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  (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4)  Proposed maximum aggregate value of transaction:

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  (5)  Total fees paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

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  (2)  Form, Schedule or Registration Statement No.:

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  (3)  Filing Party:

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  (4)  Date Filed:

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

                                                                Important Notice
--------------------------------------------------------------------------------
                                                                 August 25, 2003

                        Frank Russell Investment Company
                                  909 A Street
                                Tacoma, WA 98402

                                REMINDER NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                             Friday, October 3, 2003

We are writing to remind you that a Special Meeting of Shareholders of Frank Russell Investment Company is scheduled for Friday, October 3, 2003 at 9:30 a.m. PDT (the "Special Meeting"). You have previously received a proxy statement and proxy voting card relating to the Special Meeting.

In order to conduct business at the Special Meeting, we must receive responses from at least 50% of the outstanding shares, making it critical that a majority of shareholders participate. Our records indicate that as of July 7, 2003, the record date for the Special Meeting, you were holding shares of one or more funds of Frank Russell Investment Company and have not yet voted on the matters specified in the proxy statement.

Please vote your shares so that the Frank Russell Investment Company funds will meet the quorum requirements necessary to conduct business at the Special Meeting. If you have any questions regarding the matters to be voted on at the Special Meeting or the execution of your proxy, please call the Fund's information agent at 1-800-628-8510.

For your convenience, we have established three easy methods for you to vote:

     1. By Phone:     For automated phone voting, call 1-866-241-6192. This
                      number is available 24 hours a day. Enter the 14-digit control number printed on the enclosed proxy voting card.

     2. By Internet:  Access https://vote.proxy-direct.com and enter the
                      14-digit control number printed on the enclosed proxy voting card.

     3. By Mail:      Simply return your executed proxy voting card in the
                      enclosed postage prepaid envelope.

                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the Special Meeting moves closer, if we still have not received your proxy you may receive a call asking you to vote. D.F. King & Co, Inc. has been retained by Frank Russell Investment Company to make follow-up phone calls to help secure the remaining votes needed.

Your prompt response by voting via phone, Internet or mail will help reduce proxy solicitation costs and will keep you from receiving follow-up phone calls or mailings.

Thank you in advance for your participation.

                                                                Important Notice
--------------------------------------------------------------------------------
                                                                 August 25, 2003

                        Frank Russell Investment Company
                                  909 A Street
                                Tacoma, WA 98402

                                REMINDER NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                             Friday, October 3, 2003

We are writing to remind you that a Special Meeting of Shareholders of Frank Russell Investment Company is scheduled for Friday, October 3, 2003 at 9:30 a.m. PDT (the "Special Meeting"). You have previously received a proxy statement and proxy voting card relating to the Special Meeting.

In order to conduct business at the Special Meeting, we must receive responses from at least 50% of the outstanding shares, making it critical that a majority of shareholders participate. Our records indicate that as of July 7, 2003, the record date for the Special Meeting, you were holding shares of one or more funds of Frank Russell Investment Company and have not yet voted on the matters specified in the proxy statement.

Please vote your shares so that the Frank Russell Investment Company funds will meet the quorum requirements necessary to conduct business at the Special Meeting. If you have any questions regarding the matters to be voted on at the Special Meeting or the execution of your proxy, please call the Fund's information agent at 1-800-628-8510.

For your convenience, we have established three easy methods for you to vote:

     1. By Phone:     For automated phone voting, call the toll free telephone
                      number on the enclosed proxy voting card, available 24 hours a day. Enter the 12-digit control number printed on your proxy voting card.

     2. By Internet:  Access https://vote.proxy-direct.com and enter the
                      12-digit control number printed on the enclosed proxy voting card.

     3. By Mail:      Simply return your executed proxy voting card in the
                      enclosed postage prepaid envelope.

                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the Special Meeting moves closer, if we still have not received your proxy you may receive a call asking you to vote. D.F. King & Co, Inc. has been retained by Frank Russell Investment Company to make follow-up phone calls to help secure the remaining votes needed.

Your prompt response by voting via phone, Internet or mail will help reduce proxy solicitation costs and will keep you from receiving follow-up phone calls or mailings.

Thank you in advance for your participation.